UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Carlton Avenue, Suite 200 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Diffusion Pharmaceuticals Inc. (the “Company”) was held on June 13, 2019. A quorum was present at the Annual Meeting. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”), were: (1) to elect five persons to serve as directors until the Company’s next annual meeting of stockholders or until their respective successors are elected and qualified; (2) to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers during the year ended December 31, 2018, as disclosed in the Proxy Statement. At the Annual Meeting, the Company’s stockholders approved each of the proposals, and the final results were as follows:

(1)	Election of five persons to serve as directors until the Company’s 2020 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
David G. Kalergis	720,807	48,972	1,861,817
John L. Gainer, Ph.D.	719,761	50,018	1,861,817
Robert Adams	685,150	84,629	1,861,817
Mark T. Giles	679,860	89,919	1,861,817
Alan Levin	682,206	87,573	1,861,817

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstain
2,515,238	74,541	41,817

(3)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers during the year ended December 31, 2018, as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
639,616	110,297	19,866	1,861,817

Item 7.01 – Regulation FD Disclosure.

As of June 13, 2019, the Company’s cash and cash equivalents, net of accounts payable, were approximately $8.3 million.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2019	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
Name: David G. Kalergis
Title: Chief Executive Officer